Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

Supplement to:

Ameritas Performance II VUL

Prospectuses Dated May 1, 2023

Supplement Dated January 8, 2024

Effective November 8, 2023, the Current Expenses in the chart below have been restated to reflect an increase. The following information replaces the existing disclosure relating to current expenses in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY in your Policy prospectus for the respective portfolio:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2022
			1 year	5 year	10 year
Seeks a high level of current income, while also considering growth of capital.	Fidelity® VIP High Income Portfolio, Initial Class [4]	0.82%**	-11.37%	1.10%	2.97%
	Fidelity Management & Research Company LLC /
	Other investment advisers serve as sub-advisers for the fund.

**	Current Expenses include interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity funds, Total annual operating expenses are 0.72%.
4	FIDELITY, Contrafund and Equity-Income are registered service marks of FMR LLC. Used with permission.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2749 01-24